United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 10, 2023

Date of Report (Date of earliest event reported)

Prime Number Acquisition I Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-419394	86-2378484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1129 Northern Blvd, Suite 404 Manhasset, NY	11030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 347-329-1575

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, on-half of one Warrant and one Right	PNACU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	PNAC	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	PNACW	The Nasdaq Stock Market LLC

Rights, each right exchangeable for on-eighth (1/8) of one share of Class A Common Stock at the closing of a business combination	PNACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment to  Form 8-K (the “Amendment”) is being filed to correct the errors with respect to the revised Monthly Extension inadequately included under “Item 8.01—Other Events—Press Release” and “Item—8.01—Other Events—Amendment and Supplement to the Definitive Proxy Statement” in the Current Report on Form 8-K filed on May 10, 2023. Therefore, the described events are to be disclosed under “Item 8.01  Other Event” in this Amendment.

Item 8.01	Other Events.

Supplement to the Definitive Proxy Statement

On April 24, 2023, Prime Number Acquisition I Corp. (the “Company”) filed a definitive proxy statement (as supplemented on May 2, 2023 and May 8, 2023 respectively, the “Definitive Proxy Statement”) for the solicitation of proxies in connection with a special meeting of the Company’s stockholders to be held on May 15, 2023 (the “special meeting”) to consider and vote on, among other proposals, a proposal to amend its Amended and Restated Certificate of Incorporation (the “Charter”) to allow the Company until May 17, 2023 to consummate an initial business combination and may elect to extend the period to consummate an initial business combination up to six times, each by an additional one-month period (each a “Monthly Extension”), for a total of up to six months to November 17, 2023, by depositing to the Company’s trust account (the “Trust Account”) $0.045 for each public share for each Monthly Extension (the “Extension Amendment Proposal”).

Press Release

On May 10, 2023, the Company issued a press release announcing revised Monthly Extension to allow the Company until May 17, 2023 to consummate an initial business combination and may elect to extend the period to consummate an initial business combination up to six times, each by an additional one-month period, for a total of up to six months to November 17, 2023, by depositing to the Trust Account the amount lesser of (i) $125,000 for all remaining public shares or (ii) $0.045 per remainng public share for each Monthly Extension, as compared agains the previously announced $0.045 per remaining public share for each Monthly Extension.

The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Accordingly, the Company has determined to amend and supplement the Definitive Proxy Statement as described in this Current Report on Form 8-K.

There is no change to the time, location, the record date, or any of the other proposals to be acted upon at the special meeting.

AMENDMENT AND SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following disclosures in this Current Report on Form 8-K supplement, and should be read in conjunction with, the disclosures contained in the Company’s definitive proxy statement (the “Definitive Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2023, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All other information in the Definitive Proxy Statement remains unchanged.

As provided in the Definitive Proxy Statement, the Company is seeking shareholder approval of, among other things, the Extension Amendment Proposal. The purpose of the supplemental disclosures is to announce the revised amount of deposit to the Trust Account of $0.045 for each public share for each Monthly Extension, as compared to the original $0.06 for each public share for each Monthly Extension.

Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

Amendment to the Extension Amendment Proposal

On May 10, 2023, the Company issued a press release announcing that, if the Extension Amendment Proposal is approved at the special meeting, for each Monthly Extension, , the lesser of (i) $125,000 for all remaining public shares or (ii) $0.045 per remaining public shares would be deposited to the Trust Account, as compared to the previously announced $0.045 per remaining public share.

Certain disclosure in the definitive proxy statement (including, without limitation, the notice of special meeting of shareholders included therein) is hereby amended and restated to read as the follows:

●	Proposal No. 1 — The Extension Amendment Proposal — a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to allow the Company until May 17, 2023 to consummate an initial business combination and may elect to extend the period to consummate an initial business combination up to six times, each by an additional one-month period, for a total of up to six months to November 17, 2023 (“Extended Termination Date”), by depositing to the Company’s trust account (the “Trust Account”) the lesser of (i) $125,000 for all public shares or (ii) $0.045 for each public share for each one-month extension (the “Extension Amendment Proposal”, such amendment to the Charter as set forth in Annex A is herein referred to as the “Extension Amendment”).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 10, 2023
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the date of the Extraordinary General Meeting and the proposed Contribution. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

On April 24, 2023, the Company filed the Definitive Proxy Statement with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for the special meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or contact proxy solicitor

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

Participants in the Solicitation

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the special meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement and the Company’s Annual Report on Form 10-K filed on April 3, 2023. You may obtain free copies of these documents using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prime Number Acquisition I Corp.

Date: May 10, 2023	By:	/s/ Dongfeng Wang
Name: Dongfeng Wang
Title: Chief Executive Officer